INVESCO GROUP OF FUNDS
IMPORTANT PROXY NEWS

MEETING SCHEDULED FOR
April 14, 2011
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Special Meeting of Shareholders for the Invesco Group of Funds. This meeting, which was originally scheduled for April 14, 2011, has been adjourned to May 11, 2011 at 3:00 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.
For your convenience, please utilize any of the following methods to submit your vote:
1. By Internet
Follow the simple instructions on your voting instruction form.
2. By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3. By Phone
Please call Computershare Fund Services toll-free at 1-866-438-4810. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.
4. By Mail
Simply return your executed voting instruction form in the envelope provided.

Please take a moment and vote today! Thank you.
A1REGNOBORETAIL

INVESCO GROUP OF FUNDS
IMPORTANT PROXY NEWS

MEETING SCHEDULED FOR
April 14, 2011
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Special Meeting of Shareholders for the Invesco Group of Funds. This meeting, which was originally scheduled for April 14, 2011, has been adjourned to May 11, 2011 at 3:00 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.
To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.
Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.
For your convenience, please utilize any of the following methods to submit your vote:
1. By Internet
Follow the simple instructions on your voting instruction form.
2. By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3. By Mail
Simply return your executed voting instruction form in the envelope provided.

Please take a moment and vote today! Thank you.
A1OBORETAIL

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Proxy Voting Information
Proxy statements were mailed on or about January 28, 2011, to shareholders of record as of the close of business on January 14, 2011 for the Invesco Funds. The purpose of the proxy statement, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
The Shareholder Meeting was held on April 14, 2011, as scheduled and adjourned until May 11, 2011, at 3:00 p.m. Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location.
Although the shareholder meeting has been adjourned until May 11, 2011, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
Related Links
•	Invesco Product Line Reorganization (PDF)

•	Shareholders Approve V.I. and Asset Allocation Fund Consolidations (PDF)

How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet
You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.
		By Telephone	Call toll-free 1.800.337.3503 to vote for the Invesco Retail Funds. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting will be held on May 11, 2011. Please notify Invesco at 1.800.952.3502 if you plan to attend any of the above meetings.

If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 any business day between 7:00 a.m. and 6:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.
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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus.
All data provided by Invesco unless otherwise noted.
Invesco Distributors, Inc. is a U.S. distributor for retail mutual funds, exchange-traded funds, institutional money market funds and unit investment trusts. Van Kampen Funds Inc. is a sponsor of unit investment trusts. Both entities are wholly owned, indirect subsidiaries of Invesco Ltd.
Invesco Distributors, Inc. 04/2011

©2011 Invesco Ltd. All rights reserved.

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Invesco Proxy Information by Fund
Invesco Dividend Growth Securities Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

Invesco Global Advantage Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

Invesco Global Dividend Growth Securities Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)

Invesco Technology Sector Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)

Invesco Value Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

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Invesco Investment Services, Inc. 03/2011
©2011 Invesco Ltd. All rights reserved.

Thank you for calling Invesco.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 1.
OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:00 p.m. central time on May 11, 2001.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.